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                                                                    Exhibit 24.1

                            POWER OF ATTORNEY
                            -----------------



      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned appoints each of Robert F. Sharpe, Jr., H. Colin McBride and David F. Sternlieb as the attorney-in-fact and agent of the undersigned with full power and authority of substitution, to execute for and on behalf of the undersigned, a shelf REGISTRATION STATEMENT ON FORM S-3 for the offerings of debt securities by RJR NABISCO, INC., a Delware corporation (the "Company"), all pre-effective and post-effective amendments or supplements to this Registration Statement and all related documents and instruments, and to deliver and file the same with the Securities and Exchange Commission and with each exchange on which Company securities may be registered, granting to each of these attorneys-in-fact and agents full power and authority to take such action as each of them deems advisable or necessary to carry out the intent of this Power of Attorney, and the undersigned ratifies and confirms all actions that these attorneys-in-fact, agents and their substitutes may take pursuant hereto.

      IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of August 8, 1997.

/s/ Steven F. Goldstone            Chairman of the Board, Chief Executive
----------------------------       Officer and President; Director
Steven F. Goldstone


/s/ David B. Rickard               Senior Vice President and Chief
----------------------------       Financial Officer
David B. Rickard


/s/ Richard G. Russell             Senior Vice President and Controller
----------------------------
Richard G. Russell

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                                   Page 2

/s/ John T. Chain, Jr.                           Director
----------------------------
John T. Chain, Jr.


/s/ Julius L. Chambers                           Director
----------------------------
Julius L. Chambers


/s/ John L. Clendenin                            Director
----------------------------
John L. Clendenin


/s/ Ray J. Groves                                Director
----------------------------
Ray J. Groves


/s/ L. Dennis Kozlowski                          Director
----------------------------
L. Dennis Kozlowski


/s/ H. Eugene Lockhart                           Director
----------------------------
H. Eugene Lockhart


/s/ John G. Medlin, Jr.                          Director
----------------------------
John G. Medlin, Jr.


/s/ Rozanne L. Ridgway                           Director
----------------------------
Rozanne L. Ridgway